                                                                     Exhibit 4.2
                                                                  EXECUTION COPY





                              AMENDED AND RESTATED

                                TRUST AGREEMENT



                                      among



                    HOUSEHOLD AUTO RECEIVABLES CORPORATION,



                       U.S. BANK NATIONAL ASSOCIATION
                                 Owner Trustee

                                      and

                     (For certain limited purposes only)

                    U.S. BANK TRUST NATIONAL ASSOCIATION
                               Delaware Trustee



                           Dated as of August 8, 2002

                                TABLE OF CONTENTS


                                                                                                      Page
ARTICLE I Definitions....................................................................................1

     Section 1.1.       Capitalized Terms................................................................1
     Section 1.2.       Other Definitional Provisions....................................................3
     Section 1.3.       Action by or Consent of Noteholders and Certificateholders.......................3
     Section 1.4.       Material Adverse Effect..........................................................4

ARTICLE II Organization..................................................................................4

     Section 2.1.       Name.............................................................................4
     Section 2.2.       Office...........................................................................4
     Section 2.3.       Purposes and Powers..............................................................4
     Section 2.4.       Appointment of Owner Trustee and Delaware Trustee................................5
     Section 2.5.       Initial Capital Contribution of Owner Trust Estate...............................5
     Section 2.6.       Declaration of Trust.............................................................5
     Section 2.7.       Liability........................................................................6
     Section 2.8.       Title to Owner Trust Estate......................................................6
     Section 2.9.       Situs of Owner Trust Estate......................................................6
     Section 2.10.      Representations and Warranties of the Depositor..................................6
     Section 2.11.      Federal Income Tax Allocations...................................................8
     Section 2.12.      Covenants of the Depositor.......................................................8
     Section 2.13.      Covenants of the Certificateholders..............................................9

ARTICLE III Certificates and Transfer of Interests......................................................10

     Section 3.1.       Initial Ownership...............................................................10
     Section 3.2.       The Certificates................................................................10
     Section 3.3.       Authentication of Certificates..................................................11
     Section 3.4.       Registration of Transfer and Exchange of Certificates...........................11
     Section 3.5.       Mutilated, Destroyed, Lost or Stolen Certificates...............................12
     Section 3.6.       Persons Deemed Certificateholders...............................................13
     Section 3.7.       Access to List of Certificateholders' Names and Addresses.......................13
     Section 3.8.       Maintenance of Office or Agency.................................................13
     Section 3.9.       ERISA Restrictions..............................................................13
     Section 3.10.      Securities Matters..............................................................14
     Section 3.11.      Distributions...................................................................14
     Section 3.12.      Certificate Paying Agent........................................................14

ARTICLE IV Voting Rights and Other Actions..............................................................14

     Section 4.1.       Prior Notice to Holders with Respect to Certain Matters.........................14
     Section 4.2.       Action by Certificateholders with Respect to Certain Matters....................15
     Section 4.3.       Action by Certificateholders with Respect to Bankruptcy.........................15
     Section 4.4.       Restrictions on Certificateholders' Power.......................................15
     Section 4.5.       Majority Control................................................................16

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     Section 4.6.       Certain Litigation Matters......................................................16

ARTICLE V Certain Duties................................................................................17

     Section 5.1.       Accounting and Records to the Noteholders, Certificateholders, the
                        Internal Revenue Service and Others.............................................17
     Section 5.2.       Signature on Returns; Tax Matters Partner.......................................17

ARTICLE VI Authority and Duties of Owner Trustee........................................................18

     Section 6.1.       General Authority...............................................................18
     Section 6.2.       General Duties..................................................................18
     Section 6.3.       Action upon Instruction.........................................................18
     Section 6.4.       No Duties Except as Specified in this Agreement or in Instructions..............19
     Section 6.5.       No Action Except under Specified Documents or Instructions......................19
     Section 6.6.       Restrictions....................................................................20

ARTICLE VII Concerning the Owner Trustee................................................................20

     Section 7.1.       Acceptance of Trust and Duties..................................................20
     Section 7.2.       Furnishing of Documents.........................................................21
     Section 7.3.       Representations and Warranties..................................................21
     Section 7.4.       Reliance; Advice of Counsel.....................................................22
     Section 7.5.       Not Acting in Individual Capacity...............................................23
     Section 7.6.       Owner Trustee Not Liable for Certificates or Receivables........................23
     Section 7.7.       Owner Trustee May Own Certificates and Notes....................................23
     Section 7.8.       Payments from Owner Trust Estate................................................23
     Section 7.9.       Doing Business in Other Jurisdictions...........................................24

ARTICLE VIII Compensation of Owner Trustee and Delaware Trustee.........................................24

     Section 8.1.       Owner Trustee's and Delaware Trustee's Fees and Expenses........................24
     Section 8.2.       Indemnification.................................................................24
     Section 8.3.       Payments to the Owner Trustee and Delaware Trustee..............................25
     Section 8.4.       Non-recourse Obligations........................................................25

ARTICLE IX Termination of Agreement.....................................................................25

     Section 9.1.       Termination of Agreement........................................................25

ARTICLE X Successor Owner Trustees and Delaware Trustees Additional Owner Trustees......................27

     Section 10.1.      Eligibility Requirements for Owner Trustee and Delaware Trustee.................27
     Section 10.2.      Resignation or Removal of Owner Trustee or Delaware Trustee.....................27
     Section 10.3.      Successor Owner Trustee or Delaware Trustee.....................................28
     Section 10.4.      Merger or Consolidation of Owner Trustee or Delaware Trustee....................29



                                       ii

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     Section 10.5.      Appointment of Co-Trustee or Separate Trustee...................................29

ARTICLE X-A  Authority and Duties of Delaware Trustee...................................................31

     Section 10A.1      ACCEPTANCE OF TRUST.............................................................31
     Section 10A.2      DUTIES OF DELAWARE TRUSTEE......................................................31
     Section 10A.3      REPRESENTATIONS AND WARRANTIES..................................................32
     Section 10A.4      NOT ACTING IN INDIVIDUAL CAPACITY...............................................33

ARTICLE XI Miscellaneous................................................................................33

     Section 11.1.      Supplements and Amendments......................................................33
     Section 11.2.      No Legal Title to Owner Trust Estate in Certificateholders......................34
     Section 11.3.      Limitations on Rights of Others.................................................35
     Section 11.4.      Notices.........................................................................35
     Section 11.5.      Severability....................................................................35
     Section 11.6.      Separate Counterparts...........................................................35
     Section 11.7.      Assignments; Support Provider...................................................35
     Section 11.8.      Covenants of the Depositor......................................................36
     Section 11.9.      No Petition.....................................................................36
     Section 11.10.     No Recourse.....................................................................36
     Section 11.11.     Headings........................................................................36
     Section 11.12.     GOVERNING LAW...................................................................36
     Section 11.13.     Master Servicer.................................................................36
     Section 11.14.     Third-Party Beneficiary.........................................................37


                                    EXHIBITS
Exhibit A   Form of Certificate
Exhibit B   Form of Certificate of Trust


            THIS AMENDED AND RESTATED TRUST AGREEMENT, dated as of August 8, 2002, among HOUSEHOLD AUTO RECEIVABLES CORPORATION, a Nevada corporation (the "Depositor"), U.S. BANK NATIONAL ASSOCIATION, a national banking association, as Owner Trustee (the "Owner Trustee") and U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association with its principal place of business in Delaware, as Delaware Trustee (the "Delaware Trustee"), amends and restates in its entirety that certain Trust Agreement, dated as of August 8, 2002, among the Depositor, the Owner Trustee and the Delaware Trustee.

                                    ARTICLE I

                                   DEFINITIONS

            Section 1.1. CAPITALIZED TERMS. For all purposes of this Agreement, the following terms shall have the meanings set forth below:

            "Agreement" shall mean this Amended and Restated Agreement, as the same may be amended and supplemented from time to time.

            "Benefit Plan" shall have the meaning assigned to such term in
Section 3.9.

            "Business Trust Statute" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 DEL. CODE Section 3801 et seq. as the same may be amended from time to time.

            "Certificates" means, if the Depositor elects (i) to evidence its interest in certificated form pursuant to Section 3.2, the certificate substantially in the form of Exhibit A or (ii) to have its interest be uncertified pursuant to Section 3.2, such uncertificated interest.

            "Certificate Majority" shall have the meaning assigned to such term in Section 4.1.

            "Certificate Paying Agent" means JPMorgan Chase Bank, a New York banking corporation.

            "Certificate Register" and "Certificate Registrar" shall mean the register mentioned and the registrar appointed pursuant to Section 3.4.

            "Certificate of Trust" shall mean the Certificate of Trust in the form of Exhibit B to be filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

            "Code" shall mean the Internal Revenue Code of 1986, as amended.

            "Corporate Trust Office" shall mean, with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at 400 North Michigan Avenue, 2nd Floor, Chicago, IL 60611, Attention: Corporate Trust Administration, and, with respect to the Delaware Trustee, the principal corporate trust office of the Delaware Trustee located at 300 East Delaware Avenue, Suite 813, Wilmington, Delaware 19801, or, in each case, at such other address as the Owner Trustee or Delaware Trustee, as the case may be, may designate by notice to the Certificateholders and the Depositor, or the principal corporate trust office of any successor Owner Trustee or Delaware Trustee (the address of which the successor owner trustee or Delaware Trustee will notify the Certificateholders, the Insurer and the Depositor).

            "Delaware Trustee" shall mean U.S. Bank Trust National Association, a national banking association with its principal place of business in Delaware, not in its individual capacity but solely as Delaware trustee under this Agreement, and any successor Delaware Trustee hereunder.

            "Depositor" shall mean Household Auto Receivables Corporation in its capacity as Depositor hereunder.

            "ERISA" shall have the meaning assigned to such term in Section 3.9.

            "Expenses" shall have the meaning assigned to such term in Section 8.2.

            "Holder" or "Certificateholder" shall mean a Person in whose name a Certificate is registered on the Certificate Register.

            "Household" shall mean Household Finance Corporation.

            "Indemnified Parties" shall have the meaning assigned to such term in Section 8.2.

            "Owner Trust Estate" shall mean all right, title and interest of the Trust in and to the property and rights assigned to the Trust pursuant to
Article II of the Master Sale and Servicing Agreement, all funds on deposit from time to time in the Trust Accounts and all other property of the Trust from time to time, including any rights of the Owner Trustee and the Trust pursuant to the Master Sale and Servicing Agreement and each Related Document.

            "Owner Trustee" shall mean U.S. Bank National Association, a national banking association, not in its individual capacity but solely as Owner Trustee under this Agreement, and any successor Owner Trustee hereunder.

            "Percentage Interest" shall mean, with respect to a Certificate, the portion of the interests in the Trust represented by a Certificate, as reflected in the Certificate Register.

            "Secretary of State" shall mean the Secretary of State of the State of Delaware.

            "Securities Act" shall have the meaning assigned to such term in
Section 3.4.

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            "Series Trust Estate" shall mean the property granted to the
Indenture Trustee on behalf of the Trust pursuant to Section 1.02 of the Series Supplement.

            "Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

            "Trust" shall mean the trust established by this Agreement.

            Section 1.2. OTHER DEFINITIONAL PROVISIONS. (a) Capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Master Sale and Servicing Agreement or, if not defined therein, in the Indenture; PROVIDED THAT, as used herein, Series means only the Series of Notes and Series of Certificates with respect to which the Trust is the Issuer and only such Series Trust Estates included in the Owner Trust Estate.

            (b) All terms defined in this Agreement shall have the defined meanings when used in any Certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

            (c) As used in this Agreement and in any Certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of this Agreement or any such certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

            (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

            (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

            Section 1.3. ACTION BY OR CONSENT OF NOTEHOLDERS AND CERTIFICATEHOLDERS. Whenever any provision of this Agreement refers to action to be taken, or consented to, by Noteholders or Certificateholders, such provision shall be deemed to refer to the Certificateholder or Noteholder, as the case may be, of record as of the Record Date immediately preceding the date on which such action is to be taken, or consent given, by Noteholders or Certificateholders. Solely for the purposes of any action to be taken, or consented to, by Noteholders, any Note registered in the name of the Depositor or any Affiliate thereof shall be deemed not to be outstanding; PROVIDED, HOWEVER, that, solely for the purpose of determining whether the Indenture Trustee is entitled to rely upon any such action or consent, only Notes which the Owner Trustee or the Indenture Trustee knows to be so owned shall be so disregarded.

            Section 1.4. MATERIAL ADVERSE EFFECT. Whenever a determination is to be made under this Agreement as to whether a given event, action, course of conduct or set of facts or circumstances could or would have a material adverse effect on the Noteholders or Certificateholders (or any similar or analogous determination), such determination shall be made without taking into account the funds available from claims under any policy or other Series Support.

                                   ARTICLE II

                                  ORGANIZATION

            Section 2.1. NAME. There is hereby formed a trust to be known as "Household Automotive Trust 2002-2", in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

            Section 2.2. OFFICE. The principal place of business of the Trust for purposes of Delaware law shall be in care of the Delaware Trustee at the Corporate Trust Office of the Delaware Trustee or at such other address as the Delaware Trustee may designate by written notice to the Certificateholders, the Insurer and the Depositor. The Trust may establish additional offices located at such place or places inside or outside the State of Delaware as the Owner Trustee may designate from time to time by written notice to the Certificateholders and the Depositor. Initially, the Trust shall establish one such additional office at the Corporate Trust Office of the Owner Trustee.

            Section 2.3. PURPOSES AND POWER. (a) The purpose of the Trust is, and the Trust shall have the power and authority, to engage in the following activities:

            (i) to issue the Notes pursuant to the Indenture and the Series Supplement and the Certificates pursuant to this Agreement and the Series Supplement, and to sell the Notes;

            (ii) with the proceeds of the sale of the Notes, to fund the expense of obtaining any Series Support and to pay the organizational, start-up and transactional expenses of the Trust and to pay the balance to the Depositor pursuant to the Master Sale and Servicing Agreement;

            (iii) with respect to the Series Trust Estate, to assign, grant, transfer, pledge, mortgage and convey the Series Trust Estate to the Indenture Trustee pursuant to the Indenture and the Series Supplement for the benefit of the Secured Parties;

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            (iv) to enter into and perform its obligations under the Basic
      Documents and the Related Documents, in each case, to which it is a party;

            (v)   to acquire, hold and manage the Owner Trust Estate;

            (vi) to make distributions on the Certificates in accordance with their respective terms;

            (vii) to own Class SV Preferred Stock of the Depositor;

            (viii) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

            (ix) subject to compliance with the Basic Documents and the Related Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Certificateholders and the Noteholders.

            (b) The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement, the Basic Documents or any Related Documents.

            Section 2.4. APPOINTMENT OF OWNER TRUSTEE AND DELAWARE TRUSTEE. The Depositor hereby appoints the Owner Trustee and the Delaware Trustee as trustees of the Trust effective as of the date hereof, to have all the respective rights, powers and duties set forth herein.

            Section 2.5. INITIAL CAPITAL CONTRIBUTION OF OWNER TRUST ESTATE. The Depositor hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, on behalf of the Trust, as of the date hereof, the sum of $1,000 and one share of Class SV Preferred Stock of the Depositor. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Owner Trust Estate. The Depositor shall pay organizational expenses of the Trust as they may arise.

            Section 2.6. DECLARATION OF TRUST. The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein, on behalf of the Trust, for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that, solely for income and franchise tax purposes, the Trust shall be treated as a branch; PROVIDED, HOWEVER, that in the event Certificates are owned by more than one Certificateholder, it is the intention of the parties hereto that, solely for income and franchise tax purposes, the Trust shall then be treated as a partnership and that, unless otherwise required by appropriate tax authorities, only after such time the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a partnership for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and to the extent not inconsistent herewith, in the Business Trust Statute with respect to accomplishing the purposes of the Trust. The Owner Trustee shall file the Certificate of Trust with the Secretary of State.

            Section 2.7.  LIABILITY. (a) The Depositor shall pay
organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

            (b) No Holder, other than to the extent set forth in clause (a), shall have any personal liability for any liability or obligation of the Trust.

            Section 2.8. TITLE TO OWNER TRUST ESTATE. (a) Legal title to all of the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

            (b) The holders of the Certificates shall not have legal title to any part of the Series Trust Estate. The Holders of the Certificates shall be entitled to receive distributions with respect to their undivided ownership interest therein in accordance with the terms hereof and the Series Supplement. No transfer, by operation of law or otherwise, of any right, title or interest by any Certificateholder of its ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Series Trust Estate.

            Section 2.9. SITUS OF OWNER TRUST ESTATE. The Trust will be located in the State of Delaware and administered in the State of Illinois. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located with the Certificate Paying Agent in the State of New York. Payments will be received by the Certificate Paying Agent on behalf of the Trust in Illinois and payments will be made by the Trust from New York. The Trust shall not have any employees in any state other than Delaware; PROVIDED, HOWEVER, that nothing herein shall restrict or prohibit the Owner Trustee, the Master Servicer or any agent of the Trust from having employees within or without the State of Delaware. The principal office of the Trust will be at the Corporate Trust Office in Delaware.

            Section 2.10. REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR. The Depositor makes the following representations and warranties on which the Owner Trustee relies in accepting the Owner Trust Estate in trust and executing the Certificates and Notes and upon which any Support Provider relies in providing any Series Support. Each of the following representations and warranties shall be deemed to be made on each date on which a Series Trust Estate is pledged under the Indenture.

            (a) ORGANIZATION AND GOOD STANDING. The Depositor is duly organized and validly existing as a Nevada corporation with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted and is proposed to be conducted pursuant to this Agreement and the Basic Documents.

            (b) DUE QUALIFICATION. It is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property, the conduct of its business and the performance of its obligations under this Agreement and the Basic Documents requires such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of the Depositor.

            (c) POWER AND AUTHORITY. The Depositor has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust; the Depositor has duly authorized such sale, assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Depositor by all necessary corporate action.

            (d) BINDING OBLIGATIONS. This Agreement, when duly executed and delivered, shall constitute legal, valid and binding obligations of the Depositor enforceable against the Depositor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

            (e) NO CONSENT REQUIRED. To the best knowledge of the Depositor, no consent, license, approval or authorization or registration or declaration with, any Person or with any governmental authority, bureau or agency is required in connection with the execution, delivery or performance of this Agreement and the Related Documents, except for such as have been obtained, effected or made or as to which a failure to obtain, effect or make would not have a material adverse effect on the business, properties, assets or condition (financial or other) of the Depositor.

            (f) NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of the Depositor, or any material indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents or any applicable Related Documents); nor violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties, PROVIDED, HOWEVER, that the Receivables will not satisfy the Eligibility Criteria set forth in
Schedule I to the Series Supplement until the Closing Date.

            (g) NO PROCEEDINGS. To the best of the Depositor's knowledge, there are no proceedings or investigations pending or, to its knowledge threatened against it before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over it or its properties (A) asserting the invalidity of this Agreement or any of the Basic Documents, (B) seeking to prevent the issuance of the Certificates or the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (C) seeking any determination or ruling that might materially and adversely affect its performance of its obligations under, or the validity or enforceability of, this Agreement or any Related Documents, or (D) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of any of the Notes or Certificates.

            Section 2.11. FEDERAL INCOME TAX ALLOCATIONS. (a) For so long as the Trust has a single owner for federal income tax purposes, it will, pursuant to Treasury Regulations promulgated under section 7701 of the Code, be disregarded as an entity distinct from the Certificateholder for all federal income tax purposes. Accordingly, for federal income tax purposes, the Certificateholder will be treated as (i) owning all assets owned by the Trust, (ii) having incurred all liabilities incurred by the Trust, and (iii) all transactions between the Trust and the Certificateholder will be disregarded.

            (b) Neither the Owner Trustee nor any Certificateholder will, under any circumstances, and at any time, make an election on IRS Form 8832 or otherwise, to classify the Trust as an association taxable as a corporation for federal, state or any other applicable tax purpose.

            (c) In the event that the Trust has two equity owners for federal income tax purposes, the Trust will be treated as a partnership. At any such time that the Trust has two equity owners, this Agreement will be amended, in accordance with Section 11.1 herein, and appropriate provisions will be added so as to provide for treatment of the Trust as a partnership.

            Section 2.12. COVENANTS OF THE DEPOSITOR. The Depositor agrees and covenants for the benefit of the Owner Trustee and the Indenture Trustee for the benefit of the Secured Parties, during the term of this Agreement, and to the fullest extent permitted by applicable law, that:

            (a) (i) it shall not create, incur or suffer to exist any indebtedness or (ii) engage in any business, except (x) as permitted by its articles of incorporation and the Related Documents and (y) in connection with a securitization transaction (including warehousing transactions) and the related documents in which the related indebtedness is issued pursuant to an indenture having a provision substantially similar to Section 11.18 of the Indenture; PROVIDED, HOWEVER, that no other Series shall be issued under the Basic Documents so long as the Notes are outstanding;

            (b) it shall not, for any reason, institute proceedings for the Trust to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Trust, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to the bankruptcy of the Trust, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or a substantial part of the property of the Trust or cause or permit the Trust to make any assignment for the benefit of creditors, or admit in writing the inability of the Trust to pay its debts generally as they become due, or declare or effect a moratorium on the debt of the Trust or take any action in furtherance of any such action;

            (c) it shall obtain from each counterparty to each Basic Document to which it or the Trust is a party and each other agreement entered into on or after the date hereof to which it or the Trust is a party, an agreement by each such counterparty that prior to the occurrence of the event specified in Section 9.1(e) such counterparty shall not institute against, or join any other Person in instituting against, it or the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States; and

            (d) it shall not, for any reason, withdraw or attempt to withdraw from this Agreement, dissolve, institute proceedings for it to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of it or a substantial part of its property, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or declare or effect a moratorium on its debt or take any action in furtherance of any such action.

            Section 2.13. COVENANTS OF THE CERTIFICATEHOLDERS. Each Certificateholder agrees:

            (a) to be bound by the terms and conditions of the related Certificates, of this Agreement and, with respect to the holders of Certificates, of the Series Supplement, including any supplements or amendments hereto and to perform the obligations of a Certificateholder as set forth therein or herein, in all respects as if it were a signatory hereto. This undertaking is made for the benefit of the Trust, the Owner Trustee and the Secured Parties;

            (b) to hereby appoint the Depositor as such Certificateholder's agent and attorney-in-fact to sign any federal income tax information return filed on behalf of the Trust, if any, and agree that, if requested by the Trust, it will sign such federal income tax information return in its capacity as holder of an interest in the Trust. Each

Certificateholder also hereby agrees that in its tax returns it will not take any position inconsistent with those taken in any tax returns that may be filed by the Trust;

            (c) if such Certificateholder is other than an individual or other entity holding its Certificate through a broker who reports securities sales on Form 1099-B, to notify the Owner Trustee of any transfer by it of a Certificate in a taxable sale or exchange, within 30 days of the date of the transfer;

            (d) until the completion of the events specified in Section 9.1(e), not to, for any reason, institute proceedings for the Trust or the Depositor to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Trust, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or a substantial part of its property, or cause or permit the Trust to make any assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or declare or effect a moratorium on its debt or take any action in furtherance of any such action; and

            (e) that there shall not be more than 98 other holders of Certificates.

                                   ARTICLE III

                 CERTIFICATES AND TRANSFER OF INTERESTS

            Section 3.1. INITIAL OWNERSHIP. Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.5, the Trust shall issue an uncertificated ownership interest in the Trust (the "Uncertificated Certificate") to the Depositor. Unless and until the Depositor transfers all or a portion of the Percentage Interest represented by such Uncertificated Certificate, such Uncertificated Certificate shall represent one hundred percent (100%) of the Percentage Interest.

            Section 3.2. THE CERTIFICATES. (a) The Certificates shall be in uncertificated form with records of interest ownership maintained by the Certificate Registrar in the Certificate Register. If, on or after the Closing Date, the holder of any Uncertificated Certificate delivers to the Owner Trustee a written request that the Uncertificated Certificate specified in such request be issued in certificated form (a related "Certification Request"), the Owner Trustee shall promptly issue such Certificate to the holder thereof in certificated form. If a Certification Request has been delivered, the Certificate will be issued in registered form, substantially in the form of Exhibit A, and shall upon issue, be executed and delivered by the Depositor to the Owner Trustee for authentication and redelivery as provided in Section 3.3.

            (b) If the Certificates are in certificated form, they shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates.

            (c) A transferee of a Certificate (whether in certificated or uncertificated form) shall become a Certificateholder, and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder, upon due registration of such Certificate in such transferee's name pursuant to Section 3.4.

            (d) No Certificates shall be issued under this Agreement unless such Certificates have been authorized pursuant to the Series Supplement and all conditions precedent to the issuance thereof, as specified in the Series Supplement shall have been satisfied. All Certificates issued under this Agreement shall be in all respects entitled to the benefits hereof and of the Owner Trust Estate.

            Section 3.3. AUTHENTICATION OF CERTIFICATES. If the Certificates are in certificated form, the Owner Trustee shall cause the related Certificates to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, signed by its chairman of the board, its president or any vice president, its treasurer or any assistant treasurer without further corporate action by the Depositor, in authorized denominations. No Certificate shall entitle its holder to any benefit under this Agreement or, with respect to a Series, the Series Supplement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee or its authenticating agent, by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

            Section 3.4. REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES. (a) The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.8, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of Certificates (whether in certificated or uncertificated form) and of transfers and exchanges of Certificates (whether in certificated or uncertificated form) as herein provided. The Owner Trustee shall be the initial Certificate Registrar.

            (b) The Certificate Registrar shall provide the Indenture Trustee with a list of the names and addresses of the Certificateholders on the Closing Date in the form which such information is provided to the Certificate Registrar by the Depositor. Upon any transfers of Certificates, the Certificate Registrar shall notify the Indenture Trustee of the name and address of the transferee in writing, by facsimile, on the day of such transfer.

            (c) If a Certificate is in certificated form, upon surrender for registration of transfer of any Certificate to the Certificate Registrar at the office or agency maintained pursuant to Section 3.8, the Owner Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Series in the aggregate Percentage Interest to be transferred, dated the date of authentication by the Owner Trustee or any authenticating agent. If a Certificate is in uncertificated form, upon representation of such Certificate in accordance with Section 3.2, the Certificate Registrar shall reflect in the Certificate Register the transfer of the relevant Percentage Interest. If a Certificate is in certificated form, at the option of the Holder thereof, such Certificate may be exchanged for one or more other Certificates of the same Series in authorized denominations of a like Percentage Interest upon surrender of the Certificates of the same Series, to be exchanged at the office or agency maintained pursuant to Section 3.8. Certificates may be issued in any Percentage Interest not to exceed 100%.

            (d) Every Certificate presented or, in the case of certificated Certificates, surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Certificateholder or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act. Each certificated Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Owner Trustee in accordance with its customary practice.

            (e) No service charge shall be made for any registration of transfer or exchange of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            Section 3.5. MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. If (a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee, such security or indemnity as may be required by them to hold each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee or its authenticating agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Series principal balance. In connection with the issuance of any new Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this section shall constitute conclusive evidence of an ownership interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            Section 3.6. PERSONS DEEMED CERTIFICATEHOLDERS. Every Person by virtue of becoming a Certificateholder in accordance with this Agreement and the rules and regulations of the Certificate Registrar shall be deemed to be bound by the terms of this Agreement. Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee and the Certificate Registrar and any agent of the Owner Trustee and the Certificate Registrar may treat the Person in whose name any Certificate shall be registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant hereto, the Indenture or the Series Supplement (in the case of a Certificate) and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar nor any agent of the Owner Trustee or the Certificate Registrar shall be bound by any notice to the contrary.

            Section 3.7. ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES AND ADDRESSES. The Owner Trustee or the Certificate Registrar shall furnish or cause to be furnished to the Master Servicer, the Depositor, the Insurer or the Indenture Trustee within 15 days after receipt by the Owner Trustee or the Certificate Registrar of a request therefor from such Person in writing, a list, of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Holders of Certificates or one or more Holders of Certificates evidencing not less than 25% of the Percentage Interest apply in writing to the Owner Trustee or the Certificate Registrar, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement, under the Certificates of such Series or under the Series Supplement and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee or the Certificate Registrar shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders of such Series. Each Holder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Depositor, the Master Servicer, the Owner Trustee or any agent thereof accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

            Section 3.8. MAINTENANCE OF OFFICE OR AGENCY. The Owner Trustee or the Certificate Registrar shall maintain in Chicago, Illinois, an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Basic Documents may be served. The Owner Trustee initially designates its Corporate Trust Office for such purposes. The Owner Trustee shall give prompt written notice to the Depositor, the Certificateholders and any Support Provider of any change in the location of the Certificate Register or any such office or agency.

            Section 3.9. ERISA RESTRICTIONS. The Certificates may not be acquired by or for the account of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA,
(ii) a plan (as defined in Section 4975(e)(1) of the Code) that is subject to
Section 4975 of the Code or (iii) any entity whose underlying assets include assets of a plan described in (i) or (ii) by reason of such plan's investment in the entity (each, a "Benefit Plan"). The Certificate Registrar shall not register the transfer of a Certificate unless the transferee has delivered to the Owner Trustee a representation letter in form and substance satisfactory to the Owner Trustee to the effect that the transferee is not, and is not acquiring the Certificate for the account of, a Benefit Plan.

            Section 3.10. SECURITIES MATTERS. Notwithstanding anything contained herein to the contrary, the Owner Trustee shall not be responsible for ascertaining whether any transfer complies with the registration provisions or exemptions from the Securities Act, the Exchange Act, applicable state securities law or the Investment Company Act; PROVIDED, HOWEVER, that if a certificate is specifically required to be delivered to the Owner Trustee by a purchaser or transferee of a Certificate, the Owner Trustee shall be under a duty to examine the same to determine whether it conforms to the requirements of this Agreement and shall promptly notify the party delivering the same if such certificate does not so conform.

            Section 3.11. DISTRIBUTIONS. Distributions shall be made from time to time by the Owner Trustee or the Certificate Paying Agent in accordance with the Percentage Interests of the Certificateholders.

            Section 3.12. CERTIFICATE PAYING AGENT. Distributions to be made in respect of the Certificates pursuant to this Agreement, or the Series Supplement shall be made by the Certificate Paying Agent, by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of the Certificate or the making of any notation thereon, except as provided in Section 9.1(c) with respect to the final distribution on a Certificates.

                                   ARTICLE IV

                         VOTING RIGHTS AND OTHER ACTIONS

            Section 4.1.  PRIOR NOTICE TO HOLDERS WITH RESPECT TO
CERTAIN MATTERS. With respect to the following matters, the Owner Trustee shall not take action unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholders in writing of the proposed action and Certificateholders holding, in the aggregate, greater than 50% of the Percentage Interests (a "Certificate Majority") shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders have withheld consent or provided alternative direction:

            (a) the election by the Trust to file an amendment to the Certificate of Trust, which amendment shall have satisfied the Rating Agency Condition (unless such amendment is required to be filed under the Business Trust Statute or unless such amendment would not materially and adversely affect the interests of the Holders) and shall have been consented to by the Insurer (for so long as it is the Controlling Party);

            (b) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

            (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Certificateholders;

            (d) except pursuant to Section 13.1(b) of the Master Sale and Servicing Agreement, the amendment, change or modification of the Master Sale and Servicing Agreement, except to cure any ambiguity or defect or to amend or supplement any provision in a manner that would not materially adversely affect the interests of the Certificateholders; or

            (e) the Depositor shall not, without the unanimous consent of the holders of the Class SV Preferred Stock of the Depositor, institute proceedings to be adjudicated insolvent, or consent to the institution of any bankruptcy or insolvency case or proceedings against it, or file or consent to a petition under any applicable federal or state law relating to bankruptcy, seeking the Depositor's liquidation or reorganization or any other relief for the Corporation as debtor, or consent to the appointment of a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of the Corporation or a substantial part of its property, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or take any corporate action in furtherance of such action.

            The Owner Trustee shall notify the Certificateholders in writing of any appointment of a successor Note Registrar or Certificate Registrar within five Business Days thereof.

            Section 4.2. ACTION BY CERTIFICATEHOLDERS WITH RESPECT TO CERTAIN MATTERS. The Owner Trustee shall not have the power (a) to remove the Master Servicer under the Master Sale and Servicing Agreement or (b) except as expressly provided in the Indenture and the Series Supplement and at the written direction of the Certificateholders, sell the Receivables after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Certificateholders, with the prior written consent of the Insurer (for so long as it is the Controlling Party) and the furnishing of indemnification satisfactory to the Owner Trustee by the Certificateholders.

            Section 4.3. ACTION BY CERTIFICATEHOLDERS WITH RESPECT TO BANKRUPTCY. Until one year and one day following the date of payment in full of the Notes, the Owner Trustee shall not have the power to, and shall not, commence any proceeding or other actions contemplated by Section 2.13(d) hereof relating to the Trust without the prior written consent of the Insurer (for so long as it is the Controlling Party) and all the Certificateholders and the delivery to the Owner Trustee by each such Certificateholder of a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent.

            Section 4.4. RESTRICTIONS ON CERTIFICATEHOLDERS' POWER. (a) The Certificateholders shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the

Owner Trustee under this Agreement or any of the Basic Documents or would be contrary to Section 2.3 or otherwise contrary to law nor shall the Owner Trustee be obligated to follow any such direction, if given.

            (b) No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action, or proceeding in equity or at law upon or under or with respect to this Agreement or any Basic Document, unless there are no outstanding Notes and unless the Certificate Majority previously shall have given to the Owner Trustee a written notice of default and of the continuance thereof, as provided in this Agreement, and also unless the Certificate Majority shall have made written request upon the Owner Trustee to institute such action, suit or proceeding in its own name as Owner Trustee under this Agreement and shall have offered to the Owner Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Owner Trustee, for 30 days after its receipt of such notice, request, and offer of indemnity, shall have neglected or refused to institute any such action, suit, or proceeding, and during such 30-day period no request or waiver inconsistent with such written request has been given to the Owner Trustee pursuant to and in compliance with this section or Section 6.3; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Owner Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb, or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner provided in this Agreement and for the equal, ratable, and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 4.4, each and every Certificateholder and the Owner Trustee shall be entitled to such relief as can be given either at law or in equity.

            Section 4.5. MAJORITY CONTROL. No Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust except as expressly provided in this Agreement.
Except as expressly provided herein, any action that may be taken by the Certificateholders under this Agreement may be taken by the Certificate Majority. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by the Certificate Majority at the time of the delivery of such notice.

            Section 4.6. CERTAIN LITIGATION MATTERS. (a) The Owner Trustee and the Delaware Trustee shall provide prompt written notice to the Insurer of any action, proceeding or investigation of which a Responsible Officer of the Owner Trustee or the Delaware Trustee as applicable, has actual knowledge that could adversely affect the Trust or the Owner Trust Estate or the rights or obligations of the Insurer under any of the Basic Documents, the Note Policy or any other document delivered with respect thereto.

            (b) Neither the Owner Trustee or the Delaware Trustee shall, without the Insurer's prior written consent (for so long as it is the Controlling Party) or unless directed by the Insurer (if it is the Controlling Party), undertake or join any litigation or agree to any settlement of any action, proceeding or investigation that could adversely affect the Trust or the rights or obligations of the Insurer under any of the Basic Documents, the Note Policy or any other document delivered with respect thereto.

                                    ARTICLE V

                                 CERTAIN DUTIES

            Section 5.1. ACCOUNTING AND RECORDS TO THE NOTEHOLDERS, CERTIFICATEHOLDERS, THE INTERNAL REVENUE SERVICE AND OTHERS. Subject to Sections 12.1(b)(iii) and 12.1(c) of the Master Sale and Servicing Agreement, the Master Servicer shall (a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis on the accrual method of accounting, including, without limitation, the allocations of net income under Section 2.11, (b) deliver (or cause to be delivered) to each Certificateholder, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including Schedule K-1, if applicable) to enable each Certificateholder to prepare its Federal and state income tax returns, (c) file or cause to be filed, if necessary, such tax returns relating to the Trust (including a partnership information return, Form
1065), and direct the Owner Trustee or the Master Servicer, as the case may be, to make such elections as may from time to time be required or appropriate under any applicable state or Federal statute or rule or regulation thereunder so as to maintain the Trust's characterization as a branch, or if applicable, as a partnership, for Federal income tax purposes and (d) collect or cause to be collected any withholding tax as described in and in accordance with the Master Sale and Serving Agreement or the Series Supplement with respect to income or distributions to Certificateholders and the appropriate forms relating thereto. The Owner Trustee or the Master Servicer, as the case may be, shall make all elections pursuant to this
Section 5.1 as directed in writing by the Depositor. The Owner Trustee shall sign all tax information returns, if any, filed pursuant to this Section 5.1 and any other returns as may be required by law, and in doing so shall rely entirely upon, and shall have no liability for information provided by, or calculations provided by, the Depositor or the Master Servicer. The Owner Trustee shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Receivables. The Owner Trustee shall not make the election provided under Section 754 of the Code.

            Section 5.2. SIGNATURE ON RETURNS; TAX MATTERS PARTNER. (a) Notwithstanding the provisions of Section 5.1 and in the event that the Trust is characterized as a partnership, the Owner Trustee shall sign on behalf of the Trust the tax returns of the Trust, unless applicable law requires a Certificateholder to sign such documents, in which case such documents shall be signed by the Depositor.

            (b) In the event that the Trust is characterized as a partnership, the Depositor shall be the "tax matters partner" of the Trust pursuant to the Code.

                                  ARTICLE VI

                   AUTHORITY AND DUTIES OF OWNER TRUSTEE

            Section 6.1. GENERAL AUTHORITY. The Owner Trustee is authorized and directed to execute and deliver on behalf of the Trust the Basic Documents to which the Trust is named as a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is named as a party and any amendment thereto, in each case, in such form as the Depositor shall approve as evidenced conclusively by the Owner Trustee's execution thereof, and on behalf of the Trust, to direct the Indenture Trustee to authenticate and deliver the Notes. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Basic Documents. The Owner Trustee is further authorized from time to time to take such action as the Certificate Majority recommends with respect to the Basic Documents so long as such activities are consistent with the terms of the Basic Documents.

            Section 6.2. GENERAL DUTIES. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and to administer the Trust in accordance with the provisions of this Agreement and in the interest of the Holders, subject to the Basic Documents. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Master Servicer has agreed in the Master Sale and Servicing Agreement to perform any act or to discharge any duty of the Trust or the Owner Trustee hereunder or under any Basic Document and the Owner Trustee shall not be liable for the default or failure of the Master Servicer to carry out its obligations under the Master Sale and Servicing Agreement.

            Section 6.3. ACTION UPON INSTRUCTION. (a) Subject to Article IV, the Certificate Majority shall have the exclusive right to direct the actions of the Owner Trustee in the management of the Trust, so long as such instructions are not inconsistent with the express terms set forth herein or in any Basic Document. The Certificate Majority shall not instruct the Owner Trustee in a manner inconsistent with this Agreement or the Basic Documents.

            (b) The Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

            (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificate Majority and the Insurer requesting instruction as to the course of action to be adopted, and to the extent the

Owner Trustee acts in good faith in accordance with any written instruction of the Certificate Majority or the Insurer, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents or as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

            (d) In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Certificate Majority requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

            Section 6.4. NO DUTIES EXCEPT AS SPECIFIED IN THIS AGREEMENT OR IN INSTRUCTIONS. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.3; and no implied duties or obligations shall be read into this Agreement or any Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Commission filing for the Trust or to record this Agreement or any Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee (solely in its individual capacity) and that are not related to the ownership or the administration of the Owner Trust Estate.

            Section 6.5. NO ACTION EXCEPT UNDER SPECIFIED DOCUMENTS OR INSTRUCTIONS. The Owner Trustee shall not manage, control, use, sell, dispose of or

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otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Basic Documents or any Related Document and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.3.

            Section 6.6. RESTRICTIONS. The Owner Trustee shall not take any action (a) that is inconsistent with the purposes of the Trust set forth in
Section 2.3 or (b) that, to the actual knowledge of the Owner Trustee, would result in the Trust's becoming taxable as a corporation or a publicly traded partnership for Federal income tax purposes. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

                                   ARTICLE VII

                          CONCERNING THE OWNER TRUSTEE

            Section 7.1. ACCEPTANCE OF TRUST AND DUTIES. The Owner Trustee accepts the trust hereby created and agrees to perform its duties hereunder with respect to such trust but only upon the terms of this Agreement. The Owner Trustee and the Certificate Paying Agent also agree to disburse all monies actually received by it constituting part of the Owner Trust Estate upon the terms of this Agreement or the Basic Documents. The Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct, bad faith or negligence, (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.3 expressly made by the Owner Trustee in its individual capacity, (iii) for liabilities arising from the failure of the Owner Trustee to perform obligations expressly undertaken by it in the last sentence of Section 6.4 hereof, (iv) for any investments issued by the Owner Trustee or any branch or affiliate thereof in its commercial capacity or (v) for taxes, fees or other charges on, based on or measured by, any fees, commissions or compensation received by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

            (a) the Owner Trustee shall not be liable for any error of judgment made by a Responsible Officer of the Owner Trustee;

            (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Certificate Majority, the Depositor, the Master Servicer or any Certificateholder;

            (c) no provision of this Agreement or any Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

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            (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents or any Related Document, including the principal of and interest on the Notes;

            (e) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the Basic Documents or any Related Document, other than the certificate of authentication on the Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty or obligation to the Depositor, any Support Provider, the Indenture Trustee, the Certificate Paying Agent, any Noteholder or to any Certificateholder, other than as expressly provided for herein or in the Basic Documents;

            (f) the Owner Trustee shall not be liable for the default or misconduct of the Depositor, any Support Provider, the Indenture Trustee or the Master Servicer under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations under this Agreement or the Basic Documents that are required to be performed by the Depositor or the Certificate Paying Agent under this Agreement, by the Indenture Trustee under the Indenture, the Series Supplement or any Related Document or the Master Servicer under the Master Sale and Servicing Agreement or the Series Supplement; and

            (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Basic Document at the request, order or direction of the Certificate Majority or any of the Certificateholders, unless such Certificate Majority or Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its negligence, bad faith or willful misconduct in the performance of any such act.

            Section 7.2. FURNISHING OF DOCUMENTS. The Owner Trustee shall furnish to the Certificateholders promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee or the Delaware Trustee under the Basic Documents.

            Section 7.3. REPRESENTATIONS AND WARRANTIES. The Owner Trustee hereby represents and warrants, in its individual capacity, to the Depositor, the Holders and any Support Provider (which shall have relied on such representations and warranties in issuing any policy relating to Series Support), that:

                                      21

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            (a) It is a national banking association, duly organized and validly existing under the laws of the United States. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

            (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

            (c) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any Federal or Delaware state law, governmental rule or regulation governing the banking or trust powers of it or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

            (d) This Agreement constitutes the legal, valid and binding obligation of the Owner Trustee, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

            Section 7.4. RELIANCE; ADVICE OF COUNSEL. (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer, secretary or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

            (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such


                                      22

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counsel, accountants or other such persons and according to such opinion not contrary to this Agreement or any Basic Document.

            Section 7.5. NOT ACTING IN INDIVIDUAL CAPACITY. Except as provided in this Article VII, in accepting the trusts hereby created the Owner Trustee acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

            Section 7.6. OWNER TRUSTEE NOT LIABLE FOR CERTIFICATES OR RECEIVABLES. The recitals contained herein and in certificated Certificates (other than the signature and countersignature of the Owner Trustee on such Certificates) shall be taken as the statements of the Depositor and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Basic Document or of the Certificates (other than the signature and countersignature of the Owner Trustee on certificated Certificates) or the Notes, or of any Receivable or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Receivable, or the perfection and priority of any security interest created by any Receivable in any Financed Vehicle or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Agreement or the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any Financed Vehicle; the existence and enforceability of any insurance thereon; the existence and contents of any Receivable on any computer or other record thereof; the validity of the assignment of any Receivable to the Trust or of any intervening assignment; the completeness of any Receivable; the performance or enforcement of any Receivable; the compliance by the Depositor, the Master Servicer or any other Person with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation or any action of the Indenture Trustee or the Master Servicer or any subservicer taken in the name of the Owner Trustee.

            Section 7.7. OWNER TRUSTEE MAY OWN CERTIFICATES AND NOTES. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Certificates or Notes and may deal with the Depositor, the Indenture Trustee and the Master Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

            Section 7.8. PAYMENTS FROM OWNER TRUST ESTATE All payments to be made by the Owner Trustee or any Certificate Paying Agent under this Agreement or any of the Basic Documents shall be made only from the income and proceeds of the Owner Trust Estate and only to the extent that the Owner Trustee shall have received income or proceeds from the Owner Trust Estate to make such payments in accordance with the terms hereof. The Owner Trustee, or any successor thereto, in its individual capacity,

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


shall not be liable for any amounts payable under this Agreement or any of the Basic Documents.

            Section 7.9. DOING BUSINESS IN OTHER JURISDICTIONS. Notwithstanding anything contained herein to the contrary, the Owner Trustee (in its individual and trustee capacities) shall not be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will, even after the appointment of a co-trustee or separate trustee in accordance with Section 10.5 hereof, (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of the State of Delaware becoming payable by the Owner Trustee (in its individual capacity); or (iii) subject the Owner Trustee (in its individual capacity) to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by the Owner Trustee (in its individual and trustee capacities) contemplated hereby.

                                  ARTICLE VIII

           COMPENSATION OF OWNER TRUSTEE AND DELAWARE TRUSTEE

            Section 8.1. OWNER TRUSTEE'S AND DELAWARE TRUSTEE'S FEES AND EXPENSES. The Owner Trustee and the Delaware Trustee shall receive as compensation for their respective services hereunder such fees as have been separately agreed upon before the date hereof between Household and the Owner Trustee and the Delaware Trustee, respectively, and each of the Owner Trustee and the Delaware Trustee shall be entitled to be reimbursed by the Depositor for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee or the Delaware Trustee, as the case may be, may employ in connection with the exercise and performance of its respective rights and duties hereunder or under the Basic Documents.

            Section 8.2. INDEMNIFICATION. The Depositor shall be liable as primary obligor for, and shall indemnify the Owner Trustee and Delaware Trustee (in their respective individual and trustee capacities) and their respective officers, directors, successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or the Delaware Trustee (in their trust or individual capacities) or any Indemnified Party in any way relating to or arising out of this Agreement or the Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee or the Delaware Trustee hereunder, except only that the Depositor shall not be liable for or required to indemnify the Owner Trustee or the Delaware Trustee from and against Expenses arising or resulting from any of the matters described

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

in the third sentence of Section 7.1 with respect to the Owner Trustee and
Section 10A.2(c) with respect to the Delaware Trustee. The indemnities contained in this Section 8.2 and the rights under Section 8.1 shall survive the resignation or termination of the Owner Trustee or the Delaware Trustee or the termination of this Agreement. In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee's and Delaware Trustee's choice of legal counsel shall be subject to the approval of the Depositor which approval shall not be unreasonably withheld.

            Section 8.3. PAYMENTS TO THE OWNER TRUSTEE AND DELAWARE TRUSTEE. Any amounts paid to the Owner Trustee or the Delaware Trustee, as applicable, in their respective trustee capacities pursuant to this Article VIII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment and any amounts so paid to the Owner Trustee or the Delaware Trustee, as applicable, in its individual capacity shall not be so paid out of the Owner Trust Estate but shall be the property of the Owner Trustee in its individual capacity or the Delaware Trustee in its individual capacity, as applicable.

            Section 8.4. NON-RECOURSE OBLIGATIONS. Notwithstanding anything in this Agreement or any Basic Document, (i) the Owner Trustee agrees in its individual capacity and in its capacity as Owner Trustee for the Trust that all obligations of the Trust to the Owner Trustee individually or as Owner Trustee for the Trust shall be recourse to the Owner Trust Estate only and specifically shall not be recourse to the assets of any Certificateholder and
(ii) the Delaware Trustee agrees in its individual capacity and in its capacity as Delaware Trustee for the Trust that all obligations of the Trust to the Delaware Trustee individually or as Delaware Trustee for the Trust shall be recourse to the Owner Trust Estate only and specifically shall not be recourse to the assets of any Certificateholder.

                                   ARTICLE IX

                            TERMINATION OF AGREEMENT

            Section 9.1. TERMINATION OF AGREEMENT. (a) This Agreement shall terminate and the Trust shall wind up, dissolve and be of no further force or effect upon the latest to occur of (i) the maturity or other liquidation of the last Receivable (including the optional purchase by the Depositor or the Master Servicer of the corpus of the Trust as described in Section 11.1 of the Master Sale and Servicing Agreement) and the subsequent distribution of amounts in respect of such Receivables as provided in the Basic Documents and, with respect to amounts released from the Lien of the Indenture, distribution thereof to the Certificateholders, or (ii) the payment to Noteholders and Certificateholders of all amounts required to be paid to them pursuant to the Indenture and this Agreement, including, with respect to amounts released from the Lien of the Indenture, distribution thereof to the Certificateholders and the payment to any Support Provider of all amounts payable or reimbursable to it pursuant to the Series Supplement; PROVIDED, HOWEVER, that the rights to indemnification under Section 8.2 and the rights under Section 8.1 shall survive the termination of the Trust. The Master Servicer shall

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promptly notify the Owner Trustee of any prospective termination pursuant to this Section 9.1. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder shall not (x) operate to terminate this Agreement or the Trust, nor (y) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Owner Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

            (b) Except as provided in clause (a), neither the Depositor, the Insurer nor any other Certificateholder shall be entitled to revoke or terminate the Trust.

            (c) If any Certificates are in certificated form, notice of any termination of a Series Trust Estate, specifying the Distribution Date upon which the Certificateholders of such Series shall surrender their Certificates to the Certificate Paying Agent for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to Certificateholders of such Series mailed within five Business Days of receipt of notice of such termination given pursuant to Section 9.1(a) hereof, stating (i) the Distribution Date upon or with respect to which final payment of the Certificates of such Series shall be made upon presentation and surrender of the Certificates of such Series at the office of the Certificate Paying Agent therein designated, (ii) the amount of any such final payment, (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates of such Series at the office of the Certificate Paying Agent therein specified and (iv) interest will cease to accrue on the Certificates of such Series. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Certificate Paying Agent at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates of such Series, the Certificate Paying Agent shall cause to be distributed to Certificateholders of such Series amounts distributable pursuant to the Series Supplement.

            (d) If any Certificates are in certificated form, in the event that all of the Certificateholders holding certificated Certificates of such Series shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Certificate Paying Agent shall give a second written notice to the remaining Certificateholders holding certificated Certificates of such Series to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the certificated Certificates of such Series shall not have been surrendered for cancellation, the Certificate Paying Agent may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders holding certificated Certificates concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other Series Trust Estate assets that shall remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed, subject to applicable escheat laws, by the Certificate Paying Agent to the Depositor and Holders shall look solely to the Depositor for payment.

                                      26
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            (e) Any funds remaining in the Trust after funds for final distribution have been distributed or set aside for distribution shall be distributed by the Certificate Paying Agent to the Depositor.

            (f) Upon the winding up of the Trust and its dissolution, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Business Trust Statute.

                                    ARTICLE X

      SUCCESSOR OWNER TRUSTEES AND DELAWARE TRUSTEES ADDITIONAL OWNER TRUSTEES

            Section 10.1. ELIGIBILITY REQUIREMENTS FOR OWNER TRUSTEE AND DELAWARE TRUSTEE. The Delaware Trustee shall at all times be a corporation or national banking association satisfying the provisions of Section 3807(a) of the Business Trust Statute. The Owner Trustee shall at all times be a corporation or national banking association (i) authorized to exercise corporate trust powers; (ii) having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authorities; (iii) having (or having a parent which has) a rating of at least Baa3 by Moody's or A-1 by Standard & Poors; and (iv) acceptable to the Certificateholders. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.2.

            Section 10.2. RESIGNATION OR REMOVAL OF OWNER TRUSTEE OR DELAWARE TRUSTEE. The Owner Trustee or the Delaware Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor (or in the event that the Depositor is not the sole Certificateholder, the Certificate Majority), any Support Provider and the Master Servicer. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Owner Trustee or Delaware Trustee, as applicable, in each case, meeting the qualifications set forth in
Section 10.1 herein, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee or Delaware Trustee and one copy to the successor Owner Trustee or Delaware Trustee; PROVIDED THAT the Depositor and the Insurer shall have received written confirmation from each of the Rating Agencies that the proposed appointment will not result in an increased capital charge to any Support Provider by either of the Rating Agencies. If no successor Owner Trustee or Delaware Trustee, as applicable, shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee or Delaware Trustee, as applicable, any Support Provider may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee or Delaware Trustee.

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            If at any time the Owner Trustee or the Delaware Trustee shall cease to be eligible in accordance with the provisions of Section 10.1 and shall fail to resign after written request therefor by the Depositor or the Insurer (for so long as it is the Controlling Party), or if at any time the Owner Trustee or the Delaware Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or the Delaware Trustee or of its respective property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or the Delaware Trustee or of its respective property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor or the Insurer (for so long as it is the Controlling Party) may remove the Owner Trustee or the Delaware Trustee, as applicable. If the Depositor or the Insurer shall remove the Owner Trustee or the Delaware Trustee under the authority of the immediately preceding sentence, the Depositor shall promptly appoint a successor Owner Trustee or Delaware Trustee, as applicable, meeting the qualifications set forth in Section 10.1 herein and acceptable to the Insurer (for so long as it is the Controlling Party), by written instrument, in triplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee or Delaware Trustee so removed, one copy to any Support Provider and one copy to the successor Owner Trustee or Delaware Trustee.

            Any resignation or removal of the Owner Trustee or the Delaware Trustee and appointment of a successor Owner Trustee or Delaware Trustee pursuant to any of the provisions of this Section 10.2 shall not become effective until acceptance of appointment by the successor Owner Trustee or Delaware Trustee pursuant to Section 10.3 and payment of all fees and expenses owed to the outgoing Owner Trustee or Delaware Trustee, as applicable. The Depositor shall provide notice of such resignation or removal of the Owner Trustee or the Delaware Trustee, as applicable, to each of the Rating Agencies.

            Section 10.3. SUCCESSOR OWNER TRUSTEE OR DELAWARE TRUSTEE. Any successor Owner Trustee or Delaware Trustee appointed pursuant to Section
10.2 shall execute, acknowledge and deliver to the Depositor, the Master Servicer, any Support Provider and to its predecessor Owner Trustee or Delaware Trustee, as applicable, an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of its predecessor shall become effective and the successor Owner Trustee or Delaware Trustee, as applicable, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee or Delaware Trustee, as applicable. The predecessor Owner Trustee or Delaware Trustee, as applicable, shall upon payment of its fees and expenses deliver to the successor Owner Trustee or Delaware Trustee, as applicable, all documents and statements and monies held by it under this Agreement; and the Depositor and the predecessor Owner Trustee or Delaware Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee or Delaware Trustee all such rights, powers, duties and obligations.

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            No successor Owner Trustee or Delaware Trustee shall accept appointment as provided in this Section 10.3 unless at the time of such acceptance such successor Owner Trustee or Delaware Trustee, as applicable, shall be eligible pursuant to Section 10.1.

            Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Master Servicer shall mail notice of the successor of such Owner Trustee or Delaware Trustee, as applicable, to all Certificateholders, the Insurer, the Indenture Trustee, the Noteholders and the Rating Agencies. If the Master Servicer shall fail to mail such notice within 10 days after acceptance of appointment by the successor Owner Trustee or Delaware Trustee, as applicable, the successor Owner Trustee or Delaware Trustee, as applicable, shall cause such notice to be mailed at the expense of the Master Servicer.

            Any successor Delaware Trustee appointed pursuant to this Section
10.3 shall promptly file an amendment to the Certificate of Trust with the Secretary of State identifying the name and principal place of business of such successor Delaware Trustee in the State of Delaware.

            Section 10.4. MERGER OR CONSOLIDATION OF OWNER TRUSTEE OR DELAWARE TRUSTEE. Any corporation into which the Owner Trustee or the Delaware Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee or the Delaware Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee or the Delaware Trustee, shall be the successor of the Owner Trustee or the Delaware Trustee hereunder, provided such corporation shall be eligible pursuant to Section 10.1, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, further, that the Owner Trustee or the Delaware Trustee, as applicable, shall mail notice of such merger or consolidation to the Rating Agencies, the Depositor and the Master Servicer.

            Section 10.5. APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Financed Vehicle may at the time be located, the Master Servicer and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee and any Support Provider to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Master Servicer and the Owner Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee and the Insurer (for so long as it is the Controlling Party) and, if the Insurer is not the Controlling Party, subject to the approval of the Certificate Majority (which approval shall not be unreasonably withheld), shall

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have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.3.

            Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

            (i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

            (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

            (iii) the Master Servicer, the Insurer (for so long as it is the Controlling Party) and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

            Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Master Servicer and the Insurer.

            Any separate trustee or co-trustee may at any time appoint the Owner Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                   ARTICLE X-A

                AUTHORITY AND DUTIES OF DELAWARE TRUSTEE

            Section 10A.1 ACCEPTANCE OF TRUST. The Delaware Trustee accepts the trust hereby created and agrees to perform its duties hereunder with respect to such trust but only upon the terms of this Agreement.

            Section 10A.2 DUTIES OF DELAWARE TRUSTEE. (a) It is understood and agreed that the duties and responsibilities of the Delaware Trustee shall be limited to (i) accepting legal process served on the Trust in the State of Delaware and (ii) the execution and delivery of all documents, and the maintenance of all records, necessary to form and maintain the existence of the Trust under the Business Trust Statute.

            (b) Except as otherwise expressly required by Section 10A.2(a) above, the Delaware Trustee shall not have any duty or liability with respect to the administration of the Trust, the investment of the Owner Trust Estate or the Series Trust Estate or the payment of dividends or other distributions of income or principal to the Certificateholder or any of the Trust's beneficiaries.

            (c) The Delaware Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct, bad faith or negligence, (ii) in the case of the inaccuracy of any representation or warranty contained in Section 10A.3 expressly made by the Delaware Trustee in its individual capacity, (iii) for any investments issued by the Delaware Trustee or any branch or affiliate thereof in its commercial capacity or (iv) for taxes, fees or other charges on, based on or measured by, any fees, commissions or compensation received by the Delaware Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

                  (A) the Delaware Trustee shall not be liable for any error of judgment made by a Responsible Officer of the Delaware Trustee;

                  (B) the Delaware Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Certificate Majority, the Depositor, the Master Servicer or any Certificateholder;

                  (C) no provision of this Agreement or any Basic Document shall require the Delaware Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document if the Delaware Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

                  (D) under no circumstances shall the Delaware Trustee be
            liable for indebtedness evidenced by or arising under any of the Basic

            Documents or any Related Document, including the principal of and interest on the Notes;

                  (E) the Delaware Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the Basic Documents or any Related Document, and the Delaware Trustee shall in no event assume or incur any liability, duty or obligation to the Depositor, any Support Provider, the Indenture Trustee, the Certificate Paying Agent, any Noteholder or to any Certificateholder, other than as expressly provided for herein or in the Basic Documents;

                  (F) the Delaware Trustee shall not be liable for the default or misconduct of the Depositor, any Support Provider, the Indenture Trustee or the Master Servicer under any of the Basic Documents or otherwise and the Delaware Trustee shall have no obligation or liability to perform the obligations under this Agreement or the Basic Documents that are required to be performed by the Depositor or the Certificate Paying Agent under this Agreement, by the Indenture Trustee under the Indenture, the Series Supplement or any Related Document or the Master Servicer under the Master Sale and Servicing Agreement or the Series Supplement;

                  (G) the Delaware Trustee shall be under no obligation to
            exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Basic Document at the request, order or direction of the Certificate Majority or any of the Certificateholders, unless such Certificate Majority or Certificateholders have offered to the Delaware Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Delaware Trustee therein or thereby. The right of the Delaware Trustee to perform any discretionary act enumerated in this Agreement or in any Basic Document shall not be construed as a duty, and the Delaware Trustee shall not be answerable for other than its negligence, bad faith or willful misconduct in the performance of any such act; and

                  (H) the Delaware Trustee shall be entitled to any other
            rights, benefits and protection provided to the Owner Trustee in this Agreement.

            Section 10A.3 REPRESENTATIONS AND WARRANTIES. The Delaware Trustee hereby represents and warrants, in its individual capacity, to the Depositor, the Holders, any Support Provider (which shall have relied on such representations and warranties in issuing any policy related to the Series Supplement), that:

            (a) It is a national banking association, duly organized and validly existing under the laws of the United States. It has requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

            (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

            (c) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any Federal or Delaware state law, governmental rule or regulation governing the banking or trust powers of it or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

            (d) This Agreement constitutes the legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

            (e) It is authorized to exercise trust powers in the State of Delaware as and to the extent contemplated herein and it has a principal place of business in the State of Delaware.

            Section 10A.4 NOT ACTING IN INDIVIDUAL CAPACITY. Except as provided in this Article XA, in accepting the trusts hereby created the Delaware Trustee acts solely as Delaware Trustee hereunder and not in its individual capacity and all Persons having any claim against the Delaware Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

                                   ARTICLE XI

                                  MISCELLANEOUS

            Section 11.1. SUPPLEMENTS AND AMENDMENTS. (a) This Agreement may be amended from time to time by the parties hereto with the consent of the Insurer (for so long as it is the Controlling Party), by a written instrument signed by each of them, without the consent of any of the Securityholders; PROVIDED that an Opinion of Counsel for the Depositor (which Opinion of Counsel may, as to factual matters, rely upon Officer's Certificates of the Depositor) is addressed and delivered to the Owner Trustee and the Delaware Trustee, dated the date of any such amendment, to the effect that the conditions precedent to any such amendment have been satisfied and the Depositor shall have delivered to the Owner Trustee and the Delaware Trustee an Officer's Certificate dated the date of any such Amendment, stating that the Depositor reasonably believes that such Amendment will not have a material adverse effect on the Securityholders.

            (b) This Agreement may also be amended from time to time with the consent of the Insurer (for so long as it is the Controlling Party), the consent of the Noteholders evidencing not less than a majority of the Outstanding Amount of the Notes, and the consent of the Certificateholders representing at least a 50% Percentage Interest, for which the Seller has not delivered an Officer's Certificate stating that there is no material adverse effect, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Securityholders; PROVIDED, HOWEVER, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received that are required to be distributed on any Security without the consent of the related Securityholder, or (ii) reduce the aforesaid percentage of Securities the Holder of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding or cause any material adverse tax consequences to any Certificateholders or Noteholders.

            Prior to the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee, the Insurer and each of the Rating Agencies.

            It shall not be necessary for the consent of Certificateholders, the Noteholders or the Indenture Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe. Promptly after the execution of any amendment to the Certificate of Trust, including, without limitation, amendments pursuant this Section and pursuant to Section 10A.4, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

            (c) The Owner Trustee and Delaware Trustee shall not be required to enter into any amendment to this Agreement which adversely affects their respective rights, duties or immunities under this Agreement.

            Section 11.2. NO LEGAL TITLE TO OWNER TRUST ESTATE IN CERTIFICATEHOLDERS. The Certificateholders shall not have legal title to any part of the Series Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholders to and in their ownership interest in the Series Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Series Trust Estate.

            Section 11.3. LIMITATIONS ON RIGHTS OF OTHERS. The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Certificateholders, the Master Servicer and any Support Provider, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

            Section 11.4. NOTICES. (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt personally delivered, delivered by overnight courier or mailed first class mail or certified mail, in each case return receipt requested, and shall be deemed to have been duly given upon receipt, if to the Owner Trustee or the Delaware Trustee, addressed to its respective Corporate Trust Office; if to the Depositor, addressed to Household Auto Receivables Corporation, 1111 Town Center Drive, Las Vegas, Nevada 89134, with a copy to Household Finance Corporation, 2700 Sanders Road, Prospect Heights, Illinois 60070, Attn: Treasurer; if to the Insurer, to Ambac Assurance Corporation, One State Street Plaza, New York, New York 10004,
Attn: Risk Management, Consumer Asset-Backed Securities, if to any Support Provider, at the address of such Support Provider as set forth in the Series Supplement; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

            (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

            Section 11.5. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            Section 11.6. SEPARATE COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

            Section 11.7. ASSIGNMENTS; SUPPORT PROVIDER. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. This Agreement shall also inure to the benefit of any Support Provider. Without limiting the generality of the foregoing, all covenants and agreements in this Agreement which confer rights upon any Support Provider shall be for the benefit of and run directly to any Support Provider, and any Support Provider shall be entitled to rely on and enforce such covenants, subject, however, to the limitations on such rights provided in this Agreement and the Basic Documents. The Support Provider, if any, may disclaim any of its rights and powers under this Agreement (but not its duties and obligations under any Series Support) upon delivery of a written notice to the Owner Trustee.

            Section 11.8. COVENANTS OF THE DEPOSITOR. The Depositor will not at any time institute against the Trust any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, this Agreement or any of the Basic Documents.

            Section 11.9. NO PETITION. The Owner Trustee (not in its individual capacity but solely as Owner Trustee) and the Delaware Trustee (not in its individual capacity but solely as Delaware Trustee), by entering into this Agreement, each Certificateholder, by accepting a Certificate, and the Indenture Trustee and each Noteholder by accepting the benefits of this Agreement, hereby covenants and agrees that they will not at any time institute against the Depositor, or join in any institution against the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, this Agreement, any of the Basic Documents, the Series Supplement or any Related Documents.

            Section 11.10. NO RECOURSE. Each Certificateholder by accepting a Certificate acknowledges that such Certificateholder's Certificates represent beneficial interests in the Owner Trust Estate only and do not represent interests in or obligations of the Master Servicer, the Depositor, the Owner Trustee, the Delaware Trustee, the Indenture Trustee, any Support Provider or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Certificates, the Basic Documents, the Series Supplement or any Related Documents.

            Section 11.11. HEADINGS. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

            Section 11.12. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            Section 11.13. MASTER SERVICER. The Master Servicer is authorized to prepare, or cause to be prepared, execute and deliver on behalf of the Trust all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Trust, the Delaware Trustee or Owner Trustee to prepare, file or deliver pursuant to the Basic Documents, the Series Supplement or any Related Documents. Upon written request, the Owner Trustee shall execute and deliver to the Master Servicer a limited power of attorney appointing the Master Servicer the Trust's agent and attorney-in-fact to prepare, or cause to be prepared, execute and deliver all such documents, reports, filings, instruments, certificates and opinions.

            Section 11.14. THIRD-PARTY BENEFICIARY. The parties hereto agree that the Insurer is a third-party beneficiary hereof.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

                                    U.S. BANK NATIONAL ASSOCIATION,
                                      as Owner Trustee

                                    By: /s/ Patricia M. Child
                                       ---------------------------------------
                                        Name:  Patricia M. Child
                                        Title:  Vice President

                                    U.S. BANK TRUST NATIONAL
                                    ASSOCIATION,
                                      as Delaware Trustee

                                    By: /s/ Patricia M. Child
                                       ---------------------------------------
                                        Name:  Patricia M. Child
                                        Title:  Vice President

                                    HOUSEHOLD AUTO RECEIVABLES
                                     CORPORATION
                                     Depositor

                                    By: /s/ S. H. Smith
                                       ----------------------------------------
                                        Name:  S. H. Smith
                                        Title:  Vice President and Assistant
                                                Treasurer

Acknowledged and Agreed:
HOUSEHOLD FINANCE CORPORATION
Master Servicer

By:  /s/ B. B. Moss, Jr.
   --------------------------
     Name:  B. B. Moss, Jr.
     Title:  Vice President and Treasurer


JPMORGAN CHASE BANK
   not in its individual capacity
   but solely as Certificate Paying Agent

By:  /s/ Aranka R. Paul
   --------------------------
     Name:  Aranka R. Paul
     Title:  Assistant Vice President

       [Signature Page for Amended and Restated Trust Agreement]

                                                                       EXHIBIT A

                         [FORM OF CERTIFICATE]
NUMBER

                   HOUSEHOLD AUTOMOTIVE TRUST 2002-2
                              CERTIFICATE

                  SEE REVERSE FOR CERTAIN DEFINITIONS

            THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE IN RELIANCE UPON EXEMPTIONS PROVIDED BY THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS. NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE UNLESS SUCH RESALE OR TRANSFER (A) IS MADE IN ACCORDANCE WITH SECTION 3.4 OF THE AMENDED AND RESTATED TRUST AGREEMENT PERTAINING TO THE HOUSEHOLD AUTOMOTIVE TRUST 2002-2 (THE "AGREEMENT") AND (B) IS MADE (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (ii) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, (iii) TO THE SELLER OR (iv) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT THAT IS AWARE THAT THE RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A AND (C) UPON THE SATISFACTION OF CERTAIN OTHER REQUIREMENTS SPECIFIED IN THE AGREEMENT. NEITHER THE DEPOSITOR, THE MASTER SERVICER, THE TRUST NOR THE OWNER TRUSTEE IS OBLIGATED TO REGISTER THE CERTIFICATES UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

                   ---------------------------------

                               CERTIFICATE

evidencing a beneficial ownership interest in the assets of the Trust relating to the Series Trust Estate, which includes a pool of motor vehicle retail installment sale contracts sold to the Trust by Household Auto Receivables Corporation.

(This Certificate does not represent an interest in or obligation of Household Auto Receivables Corporation or any of its Affiliates, except to the extent described below.)

            THIS CERTIFIES THAT Household Auto Receivables Corporation is the registered owner of a nonassessable, fully-paid, beneficial ownership interest representing a 100% Percentage Interest in the assets of Household Automotive Trust

2002-2 (the "Trust") formed by Household Auto Receivables Corporation, a Nevada corporation (the "Depositor") and the Series Trust Estate.



             OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

 This is one of the Certificates referred to in the within-mentioned Agreement.

U.S. BANK NATIONAL ASSOCIATION
not in its individual
capacity but solely as
Owner Trustee

by __________________________________________________ Authenticating Agent
by _______________________________________________________________________

            Household Automotive Trust 2002-2 (the "Trust"), was created pursuant to a Trust Agreement, dated as of August 8, 2002 (the "Agreement"), between the Depositor and U.S. Bank National Association, as owner trustee (the "Owner Trustee") and U.S. Bank Trust National Association with its principal place of business in Delaware, as Delaware Trustee, as amended and restated as of August 8, 2002 and as supplemented by a Series Supplement dated as of August 8, 2002 (the "Series Supplement"). A summary of certain of the pertinent provisions of the Agreement and Series Supplement is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement and the Series Supplement.

            This certificate is one of the duly authorized certificates of Trust of Household Automotive Trust 2002-2 designated as Certificates.

            This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series Supplement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound. The property of the Trust consists of the Series Trust Estate which includes a pool of motor vehicle retail installment sale contracts (the "Receivables"), all monies due thereunder on or after specified Cutoff Dates, security interests in the vehicles financed thereby, certain bank accounts and the proceeds thereof, proceeds from claims on certain insurance policies and certain other rights under the Agreement and the Master Sale and Servicing Agreement and each related Transfer Agreement, all right, to and interest of, the Depositor in and to (i) the Master Receivables Purchase Agreement dated as of December 18, 2001 between Household Automotive Finance Corporation and the Depositor, as such agreement may be amended and supplemented from time to time, (ii) the Master Receivables Purchase Agreement dated as of December 18, 2001 and amended and restated as of May 15, 2002, among Household Finance Corporation, Household Bank and the Depositor, as such agreement may be further amended and supplemented from time to time, (iii) the Master Receivables Purchase Agreement dated as of June 24, 2002 between Household Automotive Credit Corporation and the Depositor, as such agreement may be amended or supplemented from time to time, and (iv) the Master Receivables Purchase Agreement dated as of August 8, 2002 between HACC and the Depositor, as such agreement may be amended or supplemented from time to time.

            The Notes have been issued pursuant to an Indenture dated as of August 8, 2002 (the "Indenture"), among the Trust, Household Finance Corporation, as Master Servicer and JPMorgan Chase Bank, as Indenture Trustee and the Series Supplement.

            Under the Series Supplement, there will be distributed on the 17th day of each month or, if such 17th day is not a Business Day, the next Business Day (the "Distribution Date"), commencing on September 17, 2002, to the Person in whose name this Certificate is registered at the close of business on the Business Day preceding such Distribution Date (the "Record Date") such Certificateholder's fractional undivided interest in any amount to be distributed to Certificateholders on such Distribution Date.

            The holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Master Sale and Servicing Agreement, the Indenture, the Agreement and the Series Supplement, as applicable.

            Distributions on this Certificate will be made as provided in the Agreement by the Owner Trustee by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for the purpose by the Owner Trustee in the Corporate Trust Office.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Agreement or the Master Sale and Servicing Agreement or be valid for any purpose.

            THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

                                 HOUSEHOLD AUTOMOTIVE TRUST
                                 2002-2

                                 By: U.S. BANK NATIONAL
                                 ASSOCIATION not in its individual
                                 capacity but solely as Owner Trustee

Dated:                           By: _____________________________



                                 By: _____________________________
                                     Name:
                                     Title:

                            (Reverse of Certificate)

            The Certificates do not represent an obligation of, or an interest in, the Depositor, the Master Servicer, the Owner Trustee or any Affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Agreement, the Indenture, the Basic Documents or any Related Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections with respect to the Receivables, as more specifically set forth herein and in the Master Sale and Servicing Agreement. A copy of each of the Master Sale and Servicing Agreement, the Agreement and the Series Supplement may be examined during normal business hours at the principal office of the Depositor, and at such other places, if any, designated by the Depositor, by any Certificateholder upon written request.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Owner Trustee in the Corporate Trust Office, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Agreement is the Owner Trustee.

            The Certificates are issuable as registered Certificates in any Percentage Interest not to exceed 100%. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

            The Owner Trustee and the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

            The Certificates may not be acquired by or for the account of (a) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (b) a plan (as defined in Section 4975(e) (1) of the Code) that is subject to Section 4975 of the Code or (c) any entity whose underlying assets include plan assets by reason of such plan's investment in the entity (each, a "Benefit Plan"). The Certificate Registrar shall not register the transfer of a Certificate unless the transferee has delivered to the Owner Trustee a representation letter in form and substance satisfactory to the

Owner Trustee to the effect that the transferee is not, and is not acquiring the Certificate for the account of, a Benefit Plan.

            The recitals contained herein shall be taken as the statements of the Depositor or the Master Servicer, as the case may be, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Certificate or of any Receivable or related document.

            Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual or facsimile signature, this Certificate shall not entitle the holder hereof to any benefit under the Agreement or the Master Sale and Servicing Agreement or be valid for any purpose.

                               ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

_______________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)

_______________________________________________________________________________
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

____________________ Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:


                                 ___________________________________*
                                 Signature Guaranteed:

                                 ___________________________________*

______________
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT B

                     [FORM OF CERTIFICATE OF TRUST]

                          CERTIFICATE OF TRUST
                                    OF
                    HOUSEHOLD AUTOMOTIVE TRUST 2002-2

            THIS Certificate of Trust of Household Automotive Trust 2002-2 (the "Trust") is being duly executed and filed on behalf of the Trust by the undersigned, as trustee, to form a business trust under the Delaware Business Trust Act (12 DEL. C. Section 3801 ET SEQ.) (the "Act").

            1. NAME. The name of the business trust formed by this Certificate of Trust is Household Automotive Trust 2002-2.

            2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware are U.S. Bank Trust National Association, 300 East Delaware Avenue, Suite 813, Wilmington, Delaware 19801.

            3. EFFECTIVE DATE. This Certificate of Trust shall be effective upon filing.

            IN WITNESS WHEREOF, the undersigned have duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.


                                    U.S. BANK NATIONAL ASSOCIATION, not
                                    in its individual capacity but
                                    solely as Owner Trustee

                                    By:_________________________________
                                        Name:
                                        Title:

                                    U.S. BANK TRUST NATIONAL
                                    ASSOCIATION, not in its individual
                                    capacity but solely as Delaware
                                    Trustee

                                    By:_________________________________
                                        Name:
                                        Title:

                                   B-1